SUNAMERICA INCOME FUNDS

         Supplement to the Prospectus dated July 28, 1995


     Immediately prior to the first sentence of the first paragraph under the section entitled "Exchange Privilege" on page 24 of the Prospectus, the subheading "GENERAL." is inserted.


     The following paragraph is inserted as the fourth paragraph under the section entitled "Exchange Privilege" on page 24 of the
Prospectus:

     RESTRICTIONS ON EXCHANGES. Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, effective January 1, 1996, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

               In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

               Finally, as indicated under "Purchase of Shares," the Fund and Distributor reserve the right to refuse any order for the purchase of shares.






December 12, 1995